UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

              Date of Report (date of earliest event reported):
                                 April 28, 2003

                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                   (State or other jurisdiction of incorporation)

        1-9466                                           13-3216325
   (Commission File Number)                   (IRS Employer Identification No.)

                               745 Seventh Avenue
                               New York, NY        10019
                            (Address of principal (Zip Code)
                               executive offices)

             Registrant's telephone number, including area code:

                                 (212) 526-7000





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Item 5.  Other Events

As previously reported in the Form 8-K dated December 23, 2002, of Lehman Brothers Holdings Inc. (the "Company"), on December 20, 2002, the Company's broker-dealer subsidiary, Lehman Brothers Inc. ("LBI"), reached an agreement in principle with the Securities and Exchange Commission ("SEC"), the New York State Attorney General's Office, the New York Stock Exchange ("NYSE"), the National Association of Securities Dealers ("NASD") and the North American Securities Administrators Association (on behalf of state and territory securities regulators) to resolve their industry-wide investigations relating to allegations of research analyst conflicts of interest at various investment banking firms, including LBI.

On April 28, 2003, a final global regulatory settlement based on the agreement in principle was announced, involving several of the leading securities firms in the United States, including LBI, and various federal and state regulators and self-regulatory organizations. Without admitting or denying any of the allegations of violations of certain NASD and NYSE rules relating to investment research activities, LBI entered into consents and agreements with the SEC, the NYSE, the NASD and the Alabama Securities Commission (which acted as LBI's lead state regulator in connection with the settlement) to resolve their investigations of LBI relating to those matters.

Pursuant to the settlement, LBI agreed to (i) pay $25 million as a penalty, (ii) pay $25 million as disgorgement of commissions and other monies, (iii) contribute a total of $25 million over five years to provide third-party independent research to clients, (iv) contribute a total of $5 million over five years towards investor education, (v) adopt internal structural and operational reforms that will further augment the steps it has already taken to promote research analyst independence and (vi) be enjoined from the alleged violations of NASD and NYSE rules. In connection with the final settlement, LBI also voluntarily agreed to adopt restrictions on the allocation of shares in initial public offerings to executives and directors of public companies.

LBI expects to reach similar arrangements with most or all of the other states, the District of Columbia and the Commonwealth of Puerto Rico. Any monetary penalties and other payments required by these individual arrangements are expected to be included within the aggregate amounts discussed above.

The Company recorded a pre-tax charge of $80 million in the fourth quarter of 2002 relating to the settlement. (For additional information, see Note 4 to the Consolidated Financial Statements incorporated in the Company's Annual Report on Form 10-K for the year ended November 30, 2002.)

                               * * *

The information above may contain forward-looking statements. These statements are not historical facts but instead represent only the Company's expectations, estimates and projections regarding future events. These statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict. For further discussion of these risks, see "Management's Discussion and Analysis of Financial Condition and Results of Operations--Certain Factors Affecting Results of Operations" incorporated in the Company's Annual Report Form 10-K for the fiscal year ended November 30, 2002. The Company's actual results and financial condition may differ, perhaps materially, from the anticipated results and financial condition in any such forward-looking statements and, accordingly, readers are cautioned not to place undue reliance on such statements. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LEHMAN BROTHERS HOLDINGS INC.
                                                  (Registrant)


Date:   May 2, 2003                       By: /s/ Barrett S. DiPaolo
                                          ------------------------------
                                          Barrett S. DiPaolo
                                          Vice President and Assistant Secretary


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